
Royal Business Bank

RBB BANCORP
皇佳商業金控

NASDAQ: RBB

Investor Presentation

January 2023

Disclosure Statement

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements often include the words "believes," "expects," "anticipates," "estimates," "forecasts," "intends," "plans," "targets," "potentially," "probably," "projects," "outlook" or similar expressions or future or conditional verbs such as "may," "will," "should," "would" and "could" and the negative of these terms and similar words, although some forward-looking statements may be expressed differently. Forward-looking statements also include, but are not limited to, statements regarding plans, objectives, expectations or consequences of announced transactions, known trends and statements about future performance, operations, products and services of RBB Bancorp (RBB or the Company) and its subsidiaries.

These forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from our historical experience and our present expectations or projections. Such risks and uncertainties and other factors include, but are not limited to, adverse developments or conditions related to or arising from: (1) U.S. and international business and economic conditions;(2) possible additional provisions for credit losses and charge-offs; (3) credit risks of lending activities and deterioration in asset or credit quality; (4) extensive laws and regulations and supervision that we are subject to, including potential supervisory action by bank supervisory authorities; (5) increased costs of compliance and other risks associated with changes in regulation, including any amendments to the Dodd-Frank Wall Street Reform and Consumer Protection Act (the "Dodd-Frank Act"); (6) compliance with the Bank Secrecy Act and other money laundering statutes and regulations; (7) potential goodwill impairment; (8) liquidity risk; (9) fluctuations in interest rates; (10) the expected discontinuation of the London Interbank Offering Rate after 2021, and uncertainty regarding potential alternative reference rates, including the Secured Overnight Financing Rate; (11) risks associated with acquisitions and the expansion of our business into new markets; (12) inflation and deflation; (13) real estate market conditions and the value of real estate collateral; (14) environmental liabilities; (15) our ability to compete with larger competitors; (16) our ability to retain key personnel; (17) successful management of reputational risk; (18) severe weather, natural disasters, acts of war or terrorism, public health issues (including novel coronavirus, or COVID-19), or other adverse external events could harm our business; (19) general economic or business conditions in Asia, and other regions where the Bank has operations; (20) failures, interruptions, or security breaches of our information systems; (21) our ability to adapt our systems to the expanding use of technology in banking; (22) risk management processes and strategies; (23) adverse results in legal proceedings; (24) the impact of regulatory enforcement actions, if any; (25) certain provisions in our charter and bylaws that may affect acquisition of RBB; (26) changes in tax laws and regulations; (27) the effect of changes in accounting policies and practices or accounting standards, as may be adopted from time-to-time by bank regulatory agencies, the U.S. Securities and Exchange Commission, the Public Company Accounting Oversight Board, the Financial Accounting Standards Board or other accounting standards setters, including Accounting Standards Update 2016-13 (Topic 326), "Measurement of Credit Losses on Financial Instruments," commonly referenced as the Current Expected Credit Loss model, which changed how we estimate credit losses and increased the required level of our allowance for credit losses after adoption on January 1, 2022; (28) market disruption and volatility; (29) fluctuations in the Bancorp's stock price; (30) restrictions on dividends and other distributions by laws and regulations and by our regulators and our capital structure; (31) issuances of preferred stock; (32) our ability to raise additional capital, if needed, and the potential resulting dilution of interests of holders of our common stock; (33) the soundness of other financial institutions and other economic, competitive, governmental, regulatory, and technological factors affecting our operations, pricing, products and services; and (34) other risks detailed from time to time in our filings with the Securities and Exchange Commission (the "SEC") including our Quarterly Reports on Form 10-Q and our Annual Reports on Form 10-K or 10-K/A, all of which could cause actual results to differ from those set forth in the forward-looking statements.

Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results.
There can be no assurance that other factors not currently anticipated by us will not materially and adversely affect our business, financial condition and results of operations. Furthermore, many of these risks and uncertainties are currently amplified by and may continue to be amplified by or may, in the future, be amplified by, the recent outbreak of the COVID-19 pandemic. You are cautioned not to place undue reliance on our forward looking statements, which reflect management's analysis and expectations only as of the date of such statements. Forward looking statements speak only as of the date they are made, and we do not intend, and undertake no obligation, to publicly revise or update forward looking statements, whether as a result of new information, future events or otherwise, except as required by federal securities law.

RBB Bancorp – Who We Are

Overview

- **Established in 2008 and headquartered in Los Angeles, California**
  - $3.9 billion asset Chinese-American, business-oriented community bank
- **24 branches serving Asian-American communities nationwide**
  - 12 located in Southern California
  - 7 located in New York
  - 2 located in Chicago
  - 1 in Nevada
  - 1 in New Jersey
  - 1 in Hawaii
- **Four principal business lines:**
  - Commercial Real Estate ("CRE")
  - Commercial & Industrial ("C&I")
  - 1-4 Single Family Residential ("SFR")
  - SBA Lending ("SBA")
- **Six successful acquisitions completed since 2010**
- **Community Development Financial Institution ("CDFI") and Minority Depositary Institution ("MDI")**

Balance Sheet ($mm) - December 31, 2022	
Total Assets	$3,918
Gross Loans, Including Held for Sale	$3,336
Total Deposits	$2,978
Tangible Common Equity	$409
Tangible Common Equity / Tangible Assets	10.65%
NPAs / Assets	0.31%
Profitability - Three Months Ended December 31, 2022	
Return on Average Assets, annualized	1.80%
Return on Average Tangible Common Equity	17.33%
FTE Net Interest Margin	4.26%
Efficiency Ratio	31.67%

Historical Progression of Franchise Growth



Issued $55 million of subordinated notes
Acquired First American International Bank
Acquired branch in Honolulu, HI
Announced agreement to purchase Gateway Bank F.S.B.
January 2020 Acquired Pacific Global Bank
Raised $82 million in IPO
Opened residential mortgage unit
Acquired TFC Holding Company, named CDFI
Acquired Los Angeles National Bank
Raised $54mm in private offering of common stock
Acquired First Asian Bank and Ventura County Business Bank
RBB Founded
SBA banking unit established
Billions
$4.0
$3.5
$3.0
$2.5
$2.0
$1.5
$1.0
$0.5
$0.0
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
Non-Acquired Assets
Acquired Assets

RBB BANCORP

Demonstrated Track Record of Balance Sheet and Earnings Growth

Total Loans ($mm)



Loans Held for Investment ("HFI")
Mortgage Loans Held For Sale ("HFS")
$1,375
$2,577
$2,305
$2,757
$2,937
$3,336
2017
2018
2019
2020
2021
2022

Total Deposits ($mm)



Noninterest-bearing Deposits
Interest-bearing Deposits
$1,337
$2,144
$2,249
$2,635
$3,386
$2,978
2017
2018
2019
2020
2021
2022

Net Income ($mm)



$25.5
$36.1
$39.2
$32.9
$56.9
$64.3
2017
2018
2019
2020
2021
2022

Return on Average Tangible Common Equity[1]



13.64%
13.66%
11.93%
9.62%
15.22%
16.26%
2017
2018
2019
2020
2021
2022

RBB Bancorp

(1) Non-GAAP reconciliation

Profitability Drivers

Yield on Average Interest-Earning Assets



Yield on Earning Assets
Yield on Total Loans
5.75%
5.66%
5.57%
5.54%
5.18%
5.12%
5.52%
5.35%
5.13%
5.36%
5.3...
4.67%
4.09%
4.87%
2016
2017
2018
2019
2020
2021
2022

Cost of Average Interest-Bearing Liabilities



Cost of Interest-Bearing Liabilities
Cost of Total Deposits
2.24%
1.69%
1.57%
1.28%
1.31%
1.15%
1.56%
0.94%
1.11%
1.01%
0.80%
0.82%
0.61%
0.40%
2016
2017
2018
2019
2020
2021
2022

Net Interest Margin (FTE)[1]



4.44%
4.16%
4.12%
4.02%
3.63%
3.52%
3.46%
2016
2017
2018
2019
2020
2021
2022

Efficiency Ratio



42.6%
37.7%
44.5%
49.9%
50.1%
40.7%
39.5%
2016
2017
2018
2019
2020
2021
2022

RBB BANCORP

(1) Fully-taxable equivalent

Diversified Loan Portfolio

- $3.3 billion total HFI loans as of December 31, 2022[1]
- Diversified across industry lines
  - SFR - Mainly non-QM mortgages[2]
  - CRE - Owner occupied and Investor owned
  - C&I - Majority secured by assets
  - SBA - Primarily SBA 7(a) loans for business acquisition or working capital
- 50.9% Fixed rate and 49.1% Variable rate[3]
- Average yield on HFI loans of 5.97% for the fourth quarter of 2022

Loan Portfolio Composition December 31, 2022

By Business Line:



Other 1%
SFR1 44%
CRE² 47%
C&I 6%
SBA 2%

By Collateral Type:



CRE (Owner-Occupied) 9%
C&I 3%
Consumer & Other 1%
C&D 7%
CRE (Non-Owner-Occupied) 13%
1-4 Family 49%
Multifamily 18%

RBB BANCORP

(1) Excludes HFS Loans
(2) Includes construction and land development loans
(3) Fixed rate loans include loans that have initial fixed rate terms prior to converting to variable rate loans

Business Line Profile: SFR Lending


SFR Portfolio ($mm)
$374.8
$1,315.8
$1,065.4
$1,174.3
$1,010.5
$1,464.1
2017
2018
2019
2020
2021
2022

As of December 31, 2022:

- Average: LTV of 58.0%; FICO score of 763; duration of approximately 3.4 years
- Products include: non-qualified, 5 year and 7-year hybrid adjustable mortgages (re-prices to the 1 year CMT plus 3.00% to 3.50%), and 30-year fixed rate mortgages

Business Line Profile: CRE Lending | C&D Lending

As of December 31, 2022:

CRE Loans	C&D Loans
$1,312.1 million	$276.9 million



Single Family 6.7%
Owner Occupied 19.4%
Non-Owner Occupied 27.9%
Multifamily 46.0%



Land Acq. & Development 12.0%
Residential Construction 60.1%
Commercial Construction 27.9%

CRE and C&D Portfolio Growth ($mm)



$91.9
$496.0
$113.2
$758.7
$96.0
$793.3
$186.7
$1,003.6
$303.1
$1,248.0
$276.9
$1,312.1
2017
2018
2019
2020
2021
2022
CRE Loans
C&D Loans

- ~14.5% of CRE loans are fixed rate or hybrid loans

RBB BANCORP

Business Line Profile: C&I Lending | SBA Lending

As of December 31, 2022:

C&I Loans

$201.2 million



Bank Sub Debt
3.0%
Shared
Nat. Credits
13.1%
Credit
Lines[1]
83.9%

SBA Loans

$61.4 million



Unguaranteed
Secured by RE
2.0%
Guaranteed
8.3%
Unguaranteed
Unsecured
89.6%

C&I and SBA Portfolio Growth ($mm)



$30.7
$146.7
$108.8
$160.5
$159.0
$203.8
$131.4
$280.8
$84.5
$304.1
$75.0
$274.6
$97.8
$290.1
$76.1
$268.7
$61.4
$201.2
2014
2015
2016
2017
2018
2019
2020
2021
2022
C&I Loans
SBA Loans

Unguaranteed SBA Loans:

By Business:



Other Real Estate
43.8%
Gas Stations
7.8%
Hotel/Motels
48.4%

By Location:



Other 10.4%
Texas 7.3%
Oregon
6.0%
Washington
6.2%
Nevada
8.7%
California
61.4%

RBB BANCORP

Disciplined Credit Culture

Nonperforming Loans[1] / Total Loans



0.55%
0.21%
0.15%
0.60%
0.72%
0.71%
0.35%
2016
2017
2018
2019
2020
2021
2022

Nonperforming Assets[2] / Total Assets



0.50%
0.16%
0.15%
0.48%
0.59%
0.50%
0.31%
2016
2017
2018
2019
2020
2021
2022

Allowance for Credit Losses / Total Loans



1.28%
1.10%
0.82%
0.86%
1.08%
1.12%
1.23%
2016
2017
2018
2019
2020
2021
2022

Net Charge-Offs (Recoveries) / Average Loans



0.08%
(0.06%)
0.05%
0.05%
0.05%
-0.01%
0.00%
2016
2017
2018
2019
2020
2021
2022

RBB Bancorp 皇佳商業金控

(1) Nonperforming loans include nonaccrual loans and loans modified under troubled debt restructurings; nonperforming loans exclude PCI loans acquired in prior acquisitions
(2) Nonperforming assets include nonperforming loans (as defined in footnote 1 above) and other repossessed assets

Deposit Portfolio as of December 31, 2022

- Top 10 Deposit Relationships = $411.4 million (13.8% of total deposits)
  - 2 of the Top 10 Relationships are with directors and shareholders of the Company, $74.3 million, or ~18.1% of Top 10 total

For the Three Months Ended December 31, 2022

	Avg. Balance ($mm)	Weighted Avg. Cost
Noninterest-Bearing Demand	$856.8	0.00%
NOW	67.9	0.45%
Savings	136.6	0.17%
Money Market	561.6	1.65%
Retail Time[1]	558.1	1.80%
Jumbo Time[2]	631.9	2.46%
Brokered Time[3]	158.4	3.38%
Total Deposits	**$2,971.3**	**1.37%**

Deposit Portfolio Composition

Total: $2.98 billion



Brokered Time[3] 8.5%
Noninterest-Bearing Demand 26.8%
Jumbo Time[2] 24.4%
75.2% Adjusted Core Deposits[4]
Savings, NOW & Money Market 20.7%
Retail Time[1] 19.6%

RBB Bancorp 皇佳商業金控

(1) Retail Time includes time deposits with balances less than $250,000, excluding brokered time
(2) Jumbo Time includes time deposits with balances of $250,000 and greater
(3) Brokered Time are brokered time deposits, which are all lower than $100,000
(4) Non-GAAP reconciliation in Appendix

Consolidated Capital Ratios

Consolidated Capital Ratios



24.28%
16.04%
16.58%
10.00%
10.65%
11.67%
8.00%
6.50%
5.00%
TCE / TA[1]
Tier 1 Leverage Ratio
Tier 1 Common Capital Ratio
Tier 1 Risk-Based Capital Ratio
Total Risk-Based Capital Ratio
As Reported December 31, 2022
Basel III Fully Phased in Well-Capitalized Level

Consolidated Capitalization Table

(Dollars in millions, except per share amounts)	As of December 31, 2022 Actual
Long-Term Debt	
Long-Term Debt	$173.6
Long-term FHLB Advance	150.0
Trust Preferred Securities	14.7
Total Long-Term Debt	**$338.3**
Shareholders' Equity	
Common Stock	$276.9
Additional Paid-in Capital	3.4
Retained Earnings	225.9
Accumulated Other Comprehensive Loss	(21.7)
Total Shareholders' Equity	**$484.6**
Total Capitalization	**$822.9**
Common Shares Outstanding	**18,965,776**
Book Value Per Share	$25.55
Tangible Book Value Per Share[1]	$21.58
Regulatory Capital	
Tier 1 Common Capital	**$432.1**
Tier 1 Risk-Based Capital	**$446.8**
Total Risk-Based Capital	**$654.1**

RBB BANCORP 皇佳商業金控

(1) Non-GAAP reconciliation in Appendix A

RBB BANCORP
皇佳商業金控

Appendix: Non-GAAP Reconciliations

Non-GAAP Reconciliation: Tangible Common Equity and Tangible Assets

	As the year ended					
	2017	2018	2019	2020	2021	2022
Tangible Common Equity:						
Total Shareholders' Equity	$265,176	$374,621	$407,690	$428,488	$466,683	$484,563
Adjustments						
Goodwill	(29,940)	(58,383)	(58,563)	(69,243)	(69,243)	(71,498)
Core Deposit Intangible	(1,438)	(7,601)	(6,100)	(5,196)	(4,075)	(3,718)
Tangible Common Equity	**$233,798**	**$308,637**	**$343,027**	**$354,049**	**$393,365**	**$409,347**
Tangible Assets:						
Total Assets - GAAP	1,691,059	2,974,002	2,788,535	3,350,072	4,228,194	3,917,686
Adjustments						
Goodwill	(29,940)	(58,383)	(58,563)	(69,243)	(69,243)	(71,498)
Core Deposit Intangible	(1,438)	(7,601)	(6,100)	(5,196)	(4,075)	(3,718)
Tangible Assets	**$1,659,681**	**$2,908,018**	**$2,723,872**	**$3,275,633**	**$4,154,867**	**3,842,470**
Common Shares Outstanding	15,908,893	20,000,022	20,030,866	19,565,921	19,455,544	18,965,776
Tangible Common Equity to Tangible Assets Ratio	**14.09%**	**10.61%**	**12.59%**	**10.81%**	**9.47%**	**10.65%**
Tangible Book Value Per Share	**$14.70**	**$15.43**	**$17.12**	**$18.10**	**$20.22**	**$25.55**
Average Tangible Common Equity:						
Average Shareholders' Equity	$218,717	$296,869	$393,895	$417,915	$447,714	470,781
Adjustments						
Goodwill	(29,940)	(31,081)	(58,446)	(69,863)	(69,243)	(70,948)
Core Deposit Intangible	(1,620)	(1,483)	(6,873)	(5,806)	(4,657)	(4,131)
Average Tangible Common Equity	**$187,157**	**$264,305**	**$328,576**	**$342,246**	**$373,814**	**395,702**
Net Income Available to Common Shareholders	$25,528	$36,105	$39,209	$32,928	$56,906	64,327
Return on Average Tangible Common Equity	**13.64%**	**13.66%**	**11.93%**	**9.62%**	**15.22%**	**16.26%**

Some of the financial measures included in this presentation are not measures of financial performance recognized by GAAP. These non-GAAP financial measures include "tangible common equity to tangible assets," "tangible book value per share," and "return on average tangible common equity." Our management uses these non-GAAP financial measures in its analysis of our performance and believes these are helpful to investors as an additional tool for further understanding our performance. The following table reconciles shareholders' equity (on a GAAP basis) to tangible common equity and total assets (on a GAAP basis) to tangible assets, calculates our tangible book value per share, and reconciles return on average tangible common equity to its most comparable GAAP measure:

Regulatory Reporting to Financial Statements: Adjusted Core Deposits

	As the year ended					
	2017	2018	2019	2020	2021	2022
Core Deposits[1]	$990,824	$1,670,572	$1,651,678	$2,037,164	$2,807,033	$2,251,449
Adjustments to Core Deposits						
Time Deposits > $250,000 Considered as Core Deposits[2]	180,751	468,773	446,968	448,159	317,501	373,694
Less: Brokered Deposits Considered Non-Core	-	(113,832)	(67,089)	(17,374)	(2,398)	(254,970)
Less: Internet and Other Deposit Originator Deposits < $250,000 Considered Non-Core[3]	(29,467)	(18,286)	(26,025)	(76,356)	(70,303)	(7,880)
Less: Other Deposits Not Considered Core[4]	(136,943)	(52,002)	(60,719)	(80,016)	(90,116)	(122,865)
Adjusted Core Deposits	**$1,005,165**	**$1,955,225**	**$1,944,813**	**$2,311,577**	**$2,961,717**	**$2,239,428**
Total Deposits	$1,337,281	$2,144,041	$2,249,938	$2,635,128	$3,385,532	$2,977,683
Adjusted Core Deposits to Total Deposits Ratio	75.16%	91.19%	86.47%	87.72%	87.48%	75.21%

Some of the financial measures included in this presentation and in forms 10-Q & 10-K filed with the SEC differ from those reported on the FRB Y-9(c) report. These financial measures include "core deposits to total deposits." Our management uses this financial measure in its analysis of our performance. The Bank measures core deposits by reviewing all relationships over $250,000 on a quarterly basis. After discussions with our regulators on the proper way to measure core deposits, we now track all deposit relationships over $250,000 on a quarterly basis and consider a relationship to be core if there are any three or more of the following: (i) relationships with us (as a director or shareholder); (ii) deposits within our market area; (iii) additional non-deposit services with us; (iv) electronic banking services with us; (v) active demand deposit account with us; (vi) deposits at market interest rates; and (vii) longevity of the relationship with us. We consider all deposit relationships under $250,000 as a core relationship except for time deposits originated through an internet service. This differs from the traditional definition of core deposits which is demand and savings deposits plus time deposits less than $250,000. As many of our customers have more than $250,000 on deposit with us, we believe that using this method reflects a more accurate assessment of our deposit base. The following table reconciles the adjusted core deposit to total deposits:

RBB BANCORP 皇佳商業金控

(1) All demand and savings deposits of any amount plus time deposits less than $250,000
(2) Time deposits to core customers over $250,000 as defined in the lead-in to the table above
(3) Comprised of internet and outside deposit originator time deposits less than $250,000 which are not considered to be core deposits
(4) Comprised of demand and savings deposits in relationships over $250,000 which are considered non-core deposits because they do not satisfy the definition of core deposits set forth in the lead-in to the table above